UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

BT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-56113	91-1495764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West Main Avenue, Suite 2D, West Fargo, ND	58078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 223-1663

____________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTBD	Nasdaq Capital Market
Warrants	BTBDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Report, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the "SEC"), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this Report. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Report, those results or developments may not be indicative of results or developments in subsequent periods.

1

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2024, BT Brands, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Distribution Agreement ”) with Maxim Group LLC (“Maxim”) to sell shares of the Company’s common stock, par value $0.002 per share (the “Common Stock”), subject to the maximum aggregate sales proceeds of up to $3,005,000 pursuant to the applicable prospectus supplement, from time to time, through an “at the market offering” program under which Maxim will act as sales agent.

Under the Distribution Agreement, the Company will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one day and any minimum price below which sales may not be made. Pursuant to General Instruction I.B.6 of Form S-3, the Company may not sell the shelf securities in a public primary offering with a value exceeding more than one-third of the aggregate market value of its voting and non-voting ordinary shares held by non-affiliates in any 12-month period as long as the aggregate market value of the Company’s outstanding ordinary shares held by non-affiliates is less than $75 million. The $3,005,000 of shares of Common Stock that may be offered, issued and sold under the offering prospectus is included in the $25,000,000 of securities that may be offered, issued and sold by the Company under the base prospectus.

Subject to the terms and conditions of the Distribution Agreement, Maxim may sell the shares by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended. Maxim agreed to use commercially reasonable efforts in conducting such sales activities consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of The Nasdaq Stock Market LLC. The Distribution Agreement may be terminated by the Company or Maxim upon notice to the other party in accordance with the terms of the Distribution Agreement. The offering of the shares of Common Stock pursuant to the Distribution Agreement will terminate upon the termination of the Distribution Agreement in accordance with its terms.

The shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-283830), filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2024 (the “Registration Statement”). The Registration Statement has not yet been declared effective by the SEC and no sales may be made until such time as the Registration Statement is declared effective. The Company will file a final prospectus supplement with the SEC following the effectiveness of the Registration Statement relating to the offer and sale of the shares of Common Stock pursuant to the Distribution Agreement.

The Distribution Agreement contains representations, warranties and covenants that are customary for transactions of this type. Under the terms of the Distribution Agreement, the Company will pay Maxim a commission in an amount equal to 3.0% of the aggregate gross proceeds from each sale of shares of Common Stock made under the Distribution Agreement and reimburse Maxim’s expenses, including certain legal fees. The Company has no obligation to sell any shares of Common Stock under the Distribution Agreement and may at any time suspend solicitation and offers under the Distribution Agreement. The Company has also provided Maxim with customary indemnification and contribution rights. Maxim is not under any obligation to purchase any of the shares of Common Stock on a principal basis pursuant to the Distribution Agreement. Maxim’s obligations to sell the shares of Common Stock under the Distribution Agreement are subject to the satisfaction of certain conditions, including customary closing conditions.

The foregoing description of the Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1

Equity Distribution Agreement, dated as of December 13, 2024, by and between the Company and Maxim Group LLC (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed on December 13, 2024

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 * Filed herewith

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BT BRANDS, INC.

Dated: December 16, 2024	By:	/s/ Kenneth Brimmer
Kenneth Brimmer
Chief Financial Officer

4